Exhibit 32

Certification of our Chief Executive Officer and Interim Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William Resides, the Chief Executive Officer and Interim Chief Financial Officer of BioRegenx, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024

/s/ William Resides

Name: William Resides

Titles: Chief Executive Officer, Interim Chief Financial Officer

(Principal Executive Officer, Principal Financial and Accounting Officer)